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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.___________)

Filed by the registrant  [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:
[ ] Preliminary proxy statement.         [ ] Confidential, for use of
                                             the Commission Only
                                             (as permitted by Rule 14a-6(e)(2).)
[ ] Definitive proxy statement.
[ ] Definitive additional materials.
[X] Soliciting material under Rule 14a-11(c) or Rule 14a-12.

                          ARONEX PHARMACEUTICALS, INC.
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                (Name of Registrant as Specified in its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

         [X]     No fee required.
         [ ]     Fee computed on table below per Exchange Act Rules
                 14a-6(i)(1) and 0-11.

         (1)     Title of each class of securities to which transaction applies:

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         (2)     Aggregate number of securities to which transaction applies:

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         (3)     Per unit price or other underlying value of transaction
                 computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4)     Proposed maximum aggregate value of transaction:

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         (5)     Total fee paid:

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         [ ]     Fee paid previously with preliminary materials.

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         [ ]     Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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         (1)      Amount Previously Paid:

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         (2)      Form, Schedule or Registration Statement No.:

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         (3)      Filing Party:

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         (4)      Date Filed:

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         Aronex Pharmaceuticals, Inc. ("Aronex") and certain other persons named below may be deemed participants in the solicitation of proxies in respect of the proposed merger (the "Merger") of NASA Merger Corp. ("Merger Sub"), a wholly-owned subsidiary of Antigenics Inc. ("Antigenics"), with and into Aronex, pursuant to the Agreement and Plan of Merger, dated as of April 23, 2001, by and among Aronex, Antigenics and Merger Sub.

         The participants in this solicitation may include the directors of Aronex (Geoffrey F. Cox, Ph.D. (Chairman and CEO), James R. Butler, Phyllis Gardner, M.D., Paul W. Hobby, Gabriel Lopez-Berestein, M.D., David J. McLachlan, Martin P. Sutter and Gregory F. Zaic); and the following officers and employees of Aronex: Paul A. Cossum (Vice President, Preclinical Development), Anthony Williams, M.D. (Vice President, Medical Affairs), Seenu V. Srinivasan, Ph.D. (Vice President, Pharmaceutical Development and Operations), Terance Murnane (Controller and Secretary) and Constance Stout (Investor Relations).

         As of the date of this communication, other than: Dr. Cox, who beneficially owns approximately 2.6% of Aronex's common stock; Mr. Sutter, who disclaims beneficial ownership with respect to 8.8% of Aronex's common stock owned by Essex Woodlands Health Ventures IV, L.L.C. of which he is a Managing Director of its sole general partner; Dr. Lopez-Berestein, who beneficially owns 1.2% of Aronex's common stock; and Mr. Zaic, who disclaims beneficial ownership of 1.6% of Aronex's common stock owned by Prince Ventures, L.P. of which he is the general partner of its general partner, none of the foregoing participants beneficially own individually in excess of 1% of Aronex's common stock.